V E R I T E X Earnings Presentation First Quarter 2018 April 24, 2018

2 Safe Harbor Statement NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with and management uses these non-GAAP measures to measure the Company’s performance and believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP. The following are the non-GAAP measures used in this presentation: • core net interest income adjusts net interest income as determined in accordance with GAAP to exclude income recognized on acquired loans • core noninterest expense adjusts noninterest expense as determined in accordance with GAAP to exclude merger and acquisition costs • core income tax expense adjusts income tax expense as determined in accordance with GAAP to exclude the tax impact of the adjustments to core net interest income and core noninterest expense, the re- measurement of our deferred tax asset as a result of the Tax Act and the tax impact of other M&A discrete items • core net income adjusts net income as determined in accordance with GAAP to exclude the impact of income recognized on acquired loans, merger and acquisition costs and the tax impact of the adjustments to core net interest income and core noninterest expense, exclude the re-measurement of our deferred tax asset as a result of the Tax Act and exclude the tax impact of other M&A discrete items • Core diluted earnings per share (EPS) divides (i) core net income by (ii) weighted average diluted shares of common stock outstanding for the applicable period • Core efficiency ratio is determined by dividing core noninterest expense by the sum of core net interest income and noninterest income • Core return on average assets is determined by dividing core net income by average assets • Tangible common equity is defined as total stockholders’ equity less goodwill and other intangible assets • Tangible assets is defined as total assets less goodwill and other intangible assets • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding Please see Reconciliation of Non-GAAP Financial Measures at the end of this presentation for a reconciliation to the nearest GAAP financial measure. FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding the Company’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward- looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about the Company and its subsidiaries, any of which may change over time and some of which may be beyond the Company’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to whether the Company can: successfully implement its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continue to sustain internal growth rate; provide competitive products and services that appeal to its customers and target market; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which the Company operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; the Company's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; changes in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company's investment securities portfolio; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; the Company's ability to comply with applicable capital and liquidity requirements, including our ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and, the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attacks; and achieve its performance goals. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Veritex’s Annual Report on Form 10-K filed with the SEC on March 14, 2018 and any updates to those risk factors set forth in Veritex’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Veritex cannot assess the impact of each factor on Veritex’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

 Return on equity, return on assets and EPS results both on “as reported” and core operating result basis represent record highs for the Company  Continue to deploy excess capital into earning assets CAPITAL STEWARDSHIP 3  Kicked-off operational efficiency projects in our loan operations, accounts payable and human resource departments  Sublet a redundant branch in our Dallas market and completed the sale of two non-core branch locations in Austin OPERATIONAL EXCELLENCE  First quarter 2018 organic loan growth was $82.6 million(1) or 14.8% annualized compared to prior quarter  Record new loan commitments for the quarter of $357.7 million STRATEGIC GROWTH  Focused efforts on executing a seamless integration of the Liberty Bancshares, Inc. acquisition  Made good on our commitment to increase employee stock ownership through distributions of shares and increased ESOP match CULTURE First Quarter 2018 Accomplishments (1) Organic loan growth excludes $26.3 million of loans from the December 31, 2017 total loan balances that were sold in connection with the sale of two non-core branch locations in Austin during the first quarter of 2018.

First Quarter 2018 Financial Highlights

	As of and for the quarter ended				
	Mar 31,	Dec 31,	Mar 31,		
Selected financial data	**2018**	**2017**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Total loans	$ 2,316,089	$ 2,259,831	$ 1,020,970	2.5 %	126.9%
Total deposits	2,493,794	2,342,912	1,221,696	6.4	104.1
Total assets	3,063,319	2,945,583	1,522,015	4.0	101.3
Total capital	497,433	488,929	242,725	1.7	104.9
Tangible common equity	317,376	307,312	213,699	3.3	48.5
Selected profitability	**2018**	**2017**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Net interest income	$ 29,102	$ 25,750	$ 11,253	13.0%	158.6%
Noninterest income	2,781	2,298	1,535	21.0	81.2
Noninterest expense	17,306	15,035	7,450	15.1	132.3
Core noninterest expense(1)	15,728	14,017	7,361	13.8	116.7
Net income available to common	10,388	3,257	3,098	218.9	235.3
Core net income available to common(1)	8,968	5,447	3,120	61.3	181.7
Selected ratios	**2018**	**2017**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Net interest margin	4.46 %	4.24 %	3.21 %	5.2 %	38.9 %
Core net interest margin(1)	3.84	3.75	3.19	2.4	20.4
Reported diluted EPS	$ 0.42	$ 0.14	$ 0.20	$ 0.28	$ 0.22
Core diluted EPS(1)	0.37	0.23	0.20	0.14	0.17
Reported efficiency ratio	54.28 %	53.60 %	58.26 %	1.3 %	-6.8 %
Core reported efficiency ratio(1)	57.22	55.86	57.81	2.4	-1.0
Reported return on assets	1.41	0.48	0.83	193.8	69.9
Core return on assets(1)	1.22	0.80	0.83	52.5	47.0

(1) As used in this presentation, core net interest margin, core noninterest expense, core net income available to common, core diluted EPS, core efficiency ratio, core return on assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 15 and 16 of this presentation.

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Successful Growth of a Diversified Loan Portfolio Total Loans(1) $298 $398 $495 $603 $821 $992 $2,260 $2,316 Ending Balances $ in millions • First quarter loanyield is 5.75% • Loan yield includes 72 basis points of purchase discount accretion relating to acquired loans • Excluding the impact of accretion, core loan yield is 5.03% for 1Q18 vs 4.93% for 4Q17 5 Commercial Real Estate 55% Commercial & Industrial 27% Energy 2% 1-4 Family & Consumer 16% As of March 31, 2018 • For the period ended March 31, 2018, total loan balances increased $56.3 million, 2.5% or 10.0% annualized compared to December 31, 2017. • Excluding $26.3 million of loans that were sold in connection with the sale of two non-core branch locations, total loans increased $82.6 million, 3.7% or 14.8% annualized compared to December 31,2017. (1) Total loans does not includes loans held for sale and deferred fees.

Payoffs, Pay-downs and New Commitments 6 $885 $928 $927 $992 $1,021 $1,122 $1,908 $2,260 $2,316$143 $125 $131 $164 $158 $225 $163 $276 $358 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 1Q2018 Quarter-end Loan Balances versus New Commitments QTR End Balances New Commitments Dollars in millions $56 $67 $107 $82 $106 $73 $104 $172 $260 6% 7% 12% 8% 10% 6% 5% 8% 11% 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 1Q2018 Payoffs and Pay Downs versus Loan Balances Total Payoffs / Pay-downs Pay downs/offs % of ending balances

Superior Credit Quality 7 0.33% 0.23% 0.07% 0.08% 0.18% 0.02% 0.16% 2012 2013 2014 2015 2016 2017 1Q2018 0.21% 0.02% 0.08% 0.01% 0.03% 0.06% 0.00% 2012 2013 2014 2015 2016 2017 2018 Nonperforming Loans to Total Loans Net Charge-offs to Average Loans

Deposit Mix Total Funding Sources . $365 $448 $574 $639 $868 $1,120 $2,343 $2,494 Ending Balances $ in millions First quarter average rates: • Interest-bearing deposits of 1.00% • Total cost of funds of 0.82% Total Deposits 8 Noninterest-bearing 24% Money Market 31% Correspondent Money Market 15% Wholesale/Borrowed 7% Now/Savings 8% Time 15% As of March 31, 2018 • For the period ended March 31, 2018, deposit balances increased $150.9 million, 6.4% or 25.6% annualized over balances at period ended December 31, 2017. • Excluding $64.3 million of deposits that were sold in connection with the sale of two non-core branch locations, total deposits increased $215.2 million, 9.4% or 37.6% annualized compared to December 31,2017.

Core Net Interest Income and Margin Growth 76% 14% 10% 82% 9% 9% Interest-bearing deposits in other banks Investment Securities Loans Quarterly Average Earning Asset Mix Average 2Q2017 3Q2017 4Q2017 1Q2018 Loans 4.73% 4.85% 4.93% 5.03% Deposits 0.78% 0.86 0.93 1.00% (1) 9 86% 6% 8% 84% 6% 10% $10,397 $10,459 $11,198 $12,241 $18,492 $22,795 $25,092 3.65% 3.42% 3.19% 3.49% 3.66% 3.75% 3.84% 3Q16 4Q16 1Q2017 2Q2017 3Q2017 4Q2017 1Q17 Quarterly Net Interest Trend Core net interest income Core net interest margin (1) (1)Excludes 5 bps, 15 bps, 58 bps, and 72 of income recognized on acquired loans for 2Q2017, 3Q2017, 4Q2017, and 1Q2018, respectively. See Reconciliation of Non-GAAP Financial Measures for a reconciliation of core net interest income and core net interest margin.

Impact of Acquisitions on Q1 2018 10 The effects of purchase accounting including accretion income on acquired loans, non-recurring merger and acquisition costs, and the impact of fair value measurement continued to impact results in the first quarter 2018. These items are isolated below: For the three months ended March 31, 2018 A B C D E A-B-C-D-E Dollars in thousands Total Income/Expense (as reported) Purchase accounting accretion income on acquired loans Sale of Austin and exit of redundant branches M&A and other related one-time expenses 1Tax Act Re- measurement impact from fair value adjustments Income/Expense less adjustments Net interest income $ 29,102 $4,009 $ - $ - $ 25,093 Noninterest income 2,781 - 388 - 2,393 Noninterest expense 17,306 1,243 335 15,728 Income tax expense 3,511 (823) 175 69 (820) 2,112 1 The effective tax rate, excluding discrete items including Tax Act re-measurement from fair value adjustments, is 20.5%

 Continue to leverage our strong capital through accretive organic growth and strategic M&A opportunities  Focus on EPS, ROAA, and efficiency CAPITAL STEWARDSHIP 11  Upgrade IT operational support resources, particularly network and security to stay ahead of growth  Investment in technologies that will provide operational efficiencies  Dedication to maintaining excellence in compliance, BSA, and CRA OPERATIONAL EXCELLENCE  Continued emphasis on credit quality and relationship banking  Strategically grow lines of business: Community Banking, C&I, CRE, Government Lending, and Correspondent Banking STRATEGIC GROWTH  Continued commitment to provide employees with “best place to work” experience  Commitment to employee stock ownership CULTURE Look Forward

Reconciliation of Non-GAAP Financial Measures

(Dollars in Thousands, Except Per Share)

The Company's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

		As of or For the Quarter Ended				
		March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Net interest income (as reported)	$ 29,102	$ 25,750	$ 19,129	$ 12,376	$ 11,253
Adjustment:	Income recognized on acquired loans	(4,009)	(2,955)	(637)	(135)	(55)
	Core net interest income	25,093	22,795	18,492	12,241	11,198
	Provision for loan losses (as reported)	678	2,529	752	943	890
	Noninterest income (as reported)	2,781	2,298	1,977	1,766	1,535
Adjustment:	Gain on sale of branch locations	(388)	-	-	-	-
	Core noninterest income	2,393	2,298	1,977	1,766	1,535
	Noninterest expense (as reported)	17,306	15,035	12,522	7,782	7,450
Adjustment:	Sublease one-time consent fee, net	(1,071)	-	-	-	-
	Branch closure expenses	(172)	-	-	-	-
	M&A and other related on-time expenses	(335)	(1,018)	(1,391)	(193)	(89)
	Core noninterest expense	15,728	14,017	11,131	7,589	7,361
	Core net income from operations	11,080	8,547	8,586	5,475	4,482
	Income tax expense (as reported)	3,511	7,227	2,650	1,802	1,350
Adjustment:	Tax impact of adjustments	(579)	(678)	264	20	12
	Deferred tax asset re-measurement due to Tax Act	(820)	(3,051)	-	-	-
	Other M&A discrete tax items	-	(398)	-	-	-
	Core income tax expense	2,112	3,100	2,914	1,822	1,362
	Net income (as reported)	10,388	3,257	5,182	3,615	3,098
	Core net income	8,968	5,447	5,672	3,653	3,120
	Core net income available to common stockholders	$ 8,968	$ 5,447	$ 5,630	$ 3,653	$ 3,120
	Weighted average diluted shares outstanding	24,539	23,524	20,392	15,637	15,632
	Earnings Per Share					
	Diluted earnings per share (as reported)	$ 0.42	$ 0.14	$ 0.25	$ 0.23	$ 0.20
	Core diluted earnings per share	0.37	0.23	0.28	0.23	0.20
	Efficiency Ratio					
	Efficiency Ratio (as reported)	54.28%	53.60%	61.52%	58.96%	62.62%
	Core Efficiency Ratio	57.22%	55.86%	56.45%	58.09%	62.15%
	Net Interest Margin					
	Net interest margin (as reported)	4.46%	4.24%	3.78%	3.53%	3.21%
	Core net interest margin	3.84%	3.75%	3.66%	3.49%	3.19%
	Net Interest Margin					
	Return on average assets (as reported)	1.41%	0.48%	0.94%	0.97%	0.83%
	Core return on average assets	1.22%	0.80%	1.02%	0.98%	0.83%

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13 Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. (Dollars in Thousands, Except Per Share) For the Three Months Ended March 31, December 31, September 30, June 30, March 31, 2018 2017 2017 2017 2017 Tangible Common Equity Total stockholders’ equity $ 497,433 $ 488,929 $ 445,929 $ 247,602 $ 242,725 Adjustments: Goodwill (161,685) (159,452) (135,832) (26,865) (26,865) Intangible assets (18,372) (22,165) (10,531) (2,171) (2,161) Total tangible common equity $ 317,376 $ 307,312 $ 299,566 $ 218,566 $ 213,699 Tangible Assets Total assets $ 3,063,319 $ 2,945,583 $ 2,494,861 $ 1,508,589 $ 1,522,015 Adjustments: Goodwill (161,685) (159,452) (135,832) (26,865) (26,865) Intangible assets (18,372) (22,165) (10,531) (2,171) (2,161) Total tangible assets $ 2,883,262 $ 2,763,966 $ 2,348,498 $ 1,479,553 $ 1,492,989 Tangible Common Equity to Tangible Assets 11.01% 11.12% 12.76% 14.77% 14.31% Common shares outstanding 24,149 24,110 22,644 15,233 15,229 Book value per common share $ 20.60 $ 20.28 $ 19.69 $ 16.25 $ 15.94 Tangible book value per common share 13.14 12.75 13.23 14.35 14.03

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